UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-7816

PIMCO Commercial Mortgage Securities Trust, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 – December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PIMCO	ANNUAL
REPORT
PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.	December 31, 2005

2005

A CLOSED-END FUND SPECIALIZING IN INVESTMENTS IN COMMERCIAL MORTGAGE-BACKED SECURITIES

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with in excess of $594 billion of assets under management as of December 31, 2005, is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed-income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments and governmental bodies in the United States and the world.

Chairman’s Letter

Dear PIMCO Commercial Mortgage Securities Trust, Inc. Shareholder:

We are pleased to present this annual report for the Fund, covering the twelve-month period ended December 31, 2005, the Fund’s fiscal year end.

For the twelve-month reporting period, the Fund’s portfolio of commercial mortgage-backed securities outperformed its benchmark on both a share price and net asset value performance basis. The Fund returned 15.40% based on its NYSE share price and 4.78% based on net asset value during the twelve-month period. In comparison, the benchmark Lehman Brothers Aggregate Bond Index (which includes Treasury, investment-grade corporate, and residential mortgage-backed securities) returned 2.43% during the same period. The Fund’s net assets stood at $134.7 million on December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

On the following pages you will find details on the Fund’s portfolio and total return investment performance, including our discussion of the primary factors that affected performance during the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the Fund’s website at www.pcmfund.com.

Sincerely,

Brent R. Harris

Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.

January 31, 2006

December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  1

Important Information About the Fund

The Fund is a non-diversified, closed-end bond fund that trades on the New York Stock Exchange under the symbol “PCM.” Formed in 1993, the Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund

Summary of Risks

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. The Fund’s investments in derivatives could result in losses greater than the principal amount. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on an investment in the Fund.

2  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005

Sarbanes-Oxley Act and Other Information Available to Shareholders

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 1-866-746-2606 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record is also available on the Fund’s website at http://www.pcmfund.com.

The Fund files a complete schedule of its portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q is available without charge, upon request, by calling the Fund at 1-866-746-2606 or visiting our website at http://www.pcmfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

On May 10, 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Fund Benchmark

Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this index.

December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  3

PIMCO Commercial Mortgage Securities Trust, Inc. Performance Summary

NYSE Symbol:	Primary Investments:	Inception Date:
PCM	Commercial mortgage-backed securities	September 2, 1993

Objective:		Total Net Assets:
The Fund’s primary investment		$134.7 million
objective is to achieve high
current income, with capital gains from the disposition of investments as a secondary objective.		Portfolio Managers: Bill Powers Dan Ivascyn

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

	1 Year	5 Years	10 Years	Fund Inception
NYSE Market Value	15.40%	11.55%	10.92%	9.52%
Net Asset Value	4.78%	8.48%	8.22%	8.21%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.16%	6.18%

All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.pcmfund.com or by calling (866) 746-2606.

SECTOR BREAKDOWN‡

Commercial Mortgage-Backed Securities	75.5%
Real Estate Asset-Backed Securities	21.7%
Short-Term Instruments	2.1%
Corporate Bonds and Notes	0.7%

‡	% of Total Investments as of December 31, 2005

4  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2, 1993 and held through December 31, 2005, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares.

MONTH	Net Asset Value	NYSE Market Value	Lehman Brothers Aggregate Bond Index
08/31/1993	10,000	10,000	10,000
09/30/1993	9,993	10,000	10,027
10/31/1993	10,014	10,484	10,065
11/30/1993	10,022	9,767	9,979
12/31/1993	10,043	9,946	10,033
01/31/1994	10,131	9,672	10,169
02/28/1994	9,970	9,399	9,992
03/31/1994	9,898	9,422	9,746
04/30/1994	9,786	8,955	9,668
05/31/1994	9,853	9,328	9,667
06/30/1994	9,802	9,165	9,645
07/31/1994	9,893	9,260	9,837
08/31/1994	10,023	9,547	9,849
09/30/1994	9,916	9,666	9,704
10/31/1994	9,803	8,983	9,695
11/30/1994	9,780	8,690	9,674
12/31/1994	9,882	8,910	9,741
01/31/1995	10,068	9,285	9,934
02/28/1995	10,408	9,663	10,170
03/31/1995	10,516	9,740	10,232
04/30/1995	10,739	10,124	10,375
05/31/1995	11,143	10,408	10,777
06/30/1995	11,246	10,799	10,856
07/31/1995	11,166	10,668	10,831
08/31/1995	11,286	10,852	10,962
09/30/1995	11,407	10,400	11,069
10/31/1995	11,631	10,802	11,213
11/30/1995	11,771	10,775	11,381
12/31/1995	11,989	10,857	11,540
01/31/1996	12,122	11,378	11,617
02/29/1996	11,943	11,682	11,415
03/31/1996	11,797	11,376	11,336
04/30/1996	11,844	11,179	11,272
05/31/1996	11,856	11,038	11,249
06/30/1996	11,931	11,124	11,400
07/31/1996	12,134	11,714	11,431
08/31/1996	12,219	11,917	11,412
09/30/1996	12,379	11,771	11,611
10/31/1996	12,697	12,154	11,868
11/30/1996	12,990	12,421	12,072
12/31/1996	13,003	12,438	11,959
01/31/1997	12,968	12,771	11,996
02/28/1997	13,144	12,618	12,026
03/31/1997	13,099	12,894	11,892
04/30/1997	13,287	13,048	12,070
05/31/1997	13,554	13,142	12,185
06/30/1997	13,695	13,799	12,329
07/31/1997	14,024	13,956	12,662
08/31/1997	13,939	14,051	12,554
09/30/1997	14,193	14,083	12,739
10/31/1997	14,297	14,051	12,924
11/30/1997	14,342	14,472	12,983
12/31/1997	14,478	14,479	13,114
01/31/1998	14,607	14,644	13,282
02/28/1998	14,694	15,010	13,272
03/31/1998	14,740	14,909	13,318
04/30/1998	14,723	14,943	13,387
05/31/1998	14,961	14,705	13,514
06/30/1998	15,265	14,876	13,629
07/31/1998	15,387	15,324	13,658
08/31/1998	15,380	15,359	13,880
09/30/1998	15,559	15,114	14,205
10/31/1998	15,475	14,939	14,130
11/30/1998	15,480	15,186	14,210
12/31/1998	15,528	15,907	14,253
01/31/1999	15,668	15,943	14,355
02/28/1999	15,559	15,688	14,104
03/31/1999	15,712	15,505	14,182
04/30/1999	15,832	15,542	14,227
05/31/1999	15,789	15,727	14,103
06/30/1999	15,653	16,439	14,058
07/31/1999	15,776	16,100	13,998
08/31/1999	15,839	15,910	13,991
09/30/1999	15,808	15,566	14,153
10/31/1999	15,752	15,681	14,205
11/30/1999	15,878	14,788	14,204
12/31/1999	15,907	15,203	14,136
01/31/2000	15,862	15,084	14,090
02/29/2000	15,954	15,204	14,260
03/31/2000	16,159	16,049	14,448
04/30/2000	16,214	16,170	14,407
05/31/2000	15,990	15,558	14,400
06/30/2000	16,482	16,093	14,699
07/31/2000	16,680	16,383	14,833
08/31/2000	16,867	16,339	15,048
09/30/2000	16,898	16,299	15,143
10/31/2000	17,035	15,535	15,243
11/30/2000	17,265	16,990	15,492
12/31/2000	17,578	17,727	15,779
01/31/2001	17,788	18,194	16,037
02/28/2001	18,055	18,470	16,177
03/31/2001	18,337	19,391	16,258
04/30/2001	18,468	19,368	16,191
05/31/2001	18,502	19,983	16,289
06/30/2001	18,663	20,237	16,350
07/31/2001	18,854	20,537	16,716
08/31/2001	19,290	20,498	16,907
09/30/2001	19,614	21,026	17,104
10/31/2001	19,882	21,692	17,462
11/30/2001	19,535	21,154	17,221
12/31/2001	19,456	22,016	17,112
01/31/2002	19,674	22,224	17,250
02/28/2002	19,771	22,215	17,417
03/31/2002	19,593	22,079	17,128
04/30/2002	19,970	22,640	17,460
05/31/2002	20,287	23,557	17,608
06/30/2002	20,529	23,450	17,760
07/31/2002	21,104	24,266	17,975
08/31/2002	21,238	24,207	18,279
09/30/2002	21,516	24,327	18,574
10/31/2002	21,409	22,800	18,490
11/30/2002	21,204	23,238	18,485
12/31/2002	21,590	24,568	18,867
01/31/2003	21,613	25,244	18,883
02/28/2003	21,977	25,112	19,144
03/31/2003	22,017	24,562	19,129
04/30/2003	22,041	24,901	19,287
05/31/2003	22,395	26,352	19,647
06/30/2003	22,454	25,331	19,608
07/31/2003	21,720	25,052	18,948
08/31/2003	21,780	25,131	19,074
09/30/2003	22,521	25,969	19,579
10/31/2003	22,491	25,739	19,397
11/30/2003	22,734	26,479	19,443
12/31/2003	23,107	26,965	19,641
01/31/2004	23,428	27,343	19,799
02/29/2004	23,713	27,873	20,013
03/31/2004	24,132	27,805	20,163
04/30/2004	23,555	23,821	19,638
05/31/2004	23,448	24,591	19,560
06/30/2004	23,495	25,174	19,670
07/31/2004	24,024	25,316	19,865
08/31/2004	24,518	27,232	20,244
09/30/2004	24,662	27,867	20,299
10/31/2004	24,926	28,111	20,469
11/30/2004	24,715	27,602	20,306
12/31/2004	25,204	26,529	20,493
01/31/2005	25,455	28,491	20,622
02/28/2005	25,360	28,985	20,500
03/31/2005	25,266	27,544	20,395
04/30/2005	25,687	28,641	20,671
05/31/2005	26,029	29,228	20,894
06/30/2005	26,163	29,361	21,008
07/31/2005	25,896	29,914	20,817
08/31/2005	26,395	30,534	21,084
09/30/2005	26,188	29,841	20,867
10/31/2005	26,088	30,234	20,701
11/30/2005	26,226	30,586	20,793
12/31/2005	26,410	30,616	20,991

PORTFOLIO INSIGHTS

•	The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets plus the amount of borrowings for investment purposes in commercial mortgage-backed securities (“CMBS”).

•	For the one-year period ended December 31, 2005, the Fund returned 15.40% based on its NYSE market price and 4.78% based on net asset value, outperforming the 2.43% return of the benchmark Lehman Brothers Aggregate Bond Index.

•	CMBS posted a mixed performance relative to Treasuries, based on credit quality: AAA-, BBB- and BB-rated bonds outperformed while AA- and A-rated bonds slightly underperformed Treasuries.

•	The Fund’s above-index duration exposure, or sensitivity to changes in market interest rates, was negative for performance in the first half of the year as rates rose across short and intermediate parts of the Treasury curve; in the second half of the year, the Fund’s slightly below-index duration was positive for performance as rates continued to rise across the curve.

•	An emphasis on seasoned CMBS was positive for returns, as seasoned transactions outperformed new issues.

•	The continued strong performance of manufactured housing holdings was positive.

•	A focus on below-investment grade issues boosted returns as BB-rated CMBS greatly outpaced investment grade issues.

•	A significant underweight to corporate bonds versus the Lehman Aggregate index was a strong positive for returns as financial concerns in the auto industry weighed down corporates during the year.

December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  5

Financial Highlights

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002	12/31/2001
Net Asset Value Beginning of Year	$12.49	$12.53	$12.80	$12.85	$12.86

Net Investment Income (a)	0.98	1.01	1.09	1.22	1.28
Net Realized/Unrealized Gain (Loss)on Investments (a)	(0.40)	0.08	(0.23)	0.14	0.06

Total Income from Investment Operations	0.58	1.09	0.86	1.36	1.34

Dividends from Net Investment Income	(1.13)	(1.13)	(1.13)	(1.41)	(1.35)

Net Asset Value End of Year	$11.94	$12.49	$12.53	$12.80	$12.85

Per Share Market Value End of Year	$14.03	$13.17	$14.53	$14.32	$14.15

Total Investment Return
Per Share Market Value (b)	15.40%	(1.62)%	9.76%	11.59%	24.20%
Per Share Net Asset Value (c)	4.78%	9.07%	7.03%	10.97%	10.69%
Ratios to Average Net Assets

Operating Expenses (Excluding Interest Expense)	1.07%	1.00%	1.05%	1.08%	1.12%
Total Operating Expenses	2.77%	1.75%	1.52%	1.94%	3.28%
Net Investment Income	8.00%	8.09%	8.62%	9.34%	9.68%
Supplemental Data

Net Assets End of Year (000s)	$134,792	$140,267	$139,891	$142,063	$141,746
Amount of Borrowings Outstanding, End of Year (000s)	$67,880	$67,702	$71,025	$50,993	$63,448
Portfolio Turnover Rate	8%	24%	40%	42%	60%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(c)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distribution, if any, and changes in net asset value per share.

6  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005  |  See accompanying notes

Statement of Assets and Liabilities

December 31, 2005

Amounts in thousands, except per share amounts
Assets:

Investments, at value	$203,194
Cash	1
Interest and dividends receivable	1,637
Paydown receivable	159
Variation margin receivable	23
Swap premiums paid	2,294
Unrealized appreciation on swap agreements	1,073
Other assets	3

208,384

Liabilities:

Reverse repurchase agreement	$67,880
Payable for investments purchased	718
Dividends payable	1,058
Accrued investment advisory fee	248
Accrued administration fee	34
Accrued printing expense	6
Accrued custodian expense	8
Accrued audit fee	10
Swap premiums received	15
Unrealized depreciation on swap agreements	3,558
Other liabilities	57

73,592

Net Assets	$134,792

Net Assets Consist of:

Capital stock—authorized 300 million shares, $.001 par value; outstanding 11,285,551 shares	$11
Paid in capital	155,063
(Overdistributed) net investment income	(436)
Accumulated undistributed net realized (loss)	(14,665)
Net unrealized (depreciation)	(5,181)

$134,792

Net Asset Value Per Share Outstanding	$11.94

Cost of Investments Owned	$205,659

See accompanying notes  |  December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  7

Statement of Operations

Amounts in thousands	Year Ended December 31, 2005
Investment Income:

Interest	$14,614
Miscellaneous income	291

Total Income	14,905

Expenses:

Investment advisory fees	1,002
Administration fees	138
Transfer agent fees	29
Directors’ fees	57
Printing expense	48
Proxy expense	33
Legal fees	85
Audit fees	32
Custodian fees	42
Interest expense	2,341
Miscellaneous expense	40

Total Expenses	3,847

Net Investment Income	11,058

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	323
Net realized gain on futures contracts, options and swaps	2,022
Net change in unrealized (depreciation) on investments	(4,703)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(2,268)

Net (Loss)	(4,626)

Net Increase in Net Assets Resulting from Operations	$6,432

8  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005  |  See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands, except share amounts	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$11,058	$11,339
Net realized gain (loss)	2,345	(3,077)
Net change in unrealized appreciation (depreciation)	(6,971)	3,932

Net increase resulting from operations	6,432	12,194

Distributions to Shareholders:
From net investment income	(12,667)	(12,601)

Total Distributions	(12,667)	(12,601)

Fund Share Transactions:

Issued as reinvestment of distributions (57,181 and 59,643 shares, respectively)	760	783

Net increase resulting from Fund share transactions	760	783

Total Increase (Decrease) in Net Assets	(5,475)	376

Net Assets:

Beginning of year	140,267	139,891

End of year*	$134,792	$140,267

* Including undistributed (overdistributed) net investment income of:	$(436)	$365

See accompanying notes  |  December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  9

Statement of Cash Flows

December 31, 2005

Amounts in thousands
Increase (Decrease) in Cash from:

Financing Activities:

Distributions paid	$(11,902)
Proceeds from financing transactions	177

Net (decrease) from financing activities	(11,725)

Operating Activities:

Purchases of long-term securities	(33,975)
Proceeds from sales of long-term securities	38,982
Purchases of short-term securities (net)	(2,043)
Net investment income	11,058
Change in other receivables/payables (net)	(2,297)
Net increase from operating activities	11,725

Net Increase in Cash	0

Cash:
Beginning of period	1

End of period	$1

10  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005  |  See accompanying notes

Schedule of Investments

December 31, 2005

	Principal Amount (000s)	Value (000s)
COMMERCIAL MORTGAGE-BACKED SECURITIES 113.9%

Multi-Class 80.8%

American Southwest Financial Securities Corp.
1.078% due 01/18/2009 (b)(d)	$72	$0
Asset Securitization Corp.
7.384% due 08/13/2029 (b)	750	778
10.115% due 02/14/2041	3,870	4,195
Banc of America Commercial Mortgage, Inc.
7.703% due 11/15/2031 (b)	2,800	3,061
6.290% due 06/11/2035 (a)	700	716
5.918% due 04/11/2036 (a)	957	984
7.224% due 04/15/2036 (f)	2,500	2,712
Bear Stearns Commercial Mortgage Securities, Inc.
5.060% due 11/15/2016	19	19
Carey Commercial Mortgage Trust
5.970% due 08/20/2032 (a)(f)	1,395	1,390
Chase Commercial Mortgage Securities Corp.
6.900% due 11/19/2006 (f)	1,500	1,521
6.650% due 07/15/2010 (a)	2,600	2,674
6.275% due 02/12/2016 (b)(f)	2,000	2,115
6.900% due 11/19/2028 (a)	5,500	5,457
6.887% due 10/15/2032 (a)	1,500	1,537
Commercial Mortgage Acceptance Corp.
6.723% due 11/15/2009 (b)	1,500	1,570
Commercial Mortgage Asset Trust
6.640% due 09/17/2010 (f)	2,500	2,616
6.975% due 04/17/2013 (f)	2,500	2,762
Commercial Mortgage Pass-Through Certificates
8.135% due 08/15/2033 (a)(b)	1,500	1,618
6.830% due 02/15/2034 (a)(f)	2,893	3,096
6.586% due 07/16/2034 (a)	1,500	1,618
6.811% due 07/16/2034 (a)(b)	1,500	1,654
CS First Boston Mortgage Securities Corp.
7.170% due 05/17/2040 (f)	3,000	3,248
CVS Lease Pass-Through Trust
5.880% due 01/10/2028 (a)	2,000	2,036
DLJ Commercial Mortgage Corp.
7.042% due 11/12/2031 (b)	135	142
FFCA Secured Lending Corp.
1.479% due 09/18/2020 (a)(b)(d)	10,578	486
First Union-Bank of America
6.000% due 01/15/2011 (a)	1,000	1,007
First Union-Lehman Brothers-Bank of America
6.778% due 11/18/2035	2,000	2,174
GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006 (a)	500	508
6.500% due 03/15/2012	20	21
7.097% due 05/15/2030 (a)(b)	1,500	1,165
6.500% due 05/15/2035	4,500	4,683
8.066% due 09/15/2035 (a)(b)	1,500	1,548
Greenwich Capital Commercial Funding Corp.
4.111% due 07/05/2035 (f)	2,700	2,537
5.419% due 01/05/2036 (a)(b)	1,500	1,483
GS Mortgage Securities Corp.
6.615% due 02/16/2016 (a)(f)	3,500	3,746
7.397% due 08/05/2018 (a)(b)	3,480	3,714
6.970% due 04/13/2031 (b)(f)	1,000	1,041
GSMPS Mortgage Loan Trust
8.000% due 09/20/2027 (a)(f)	1,873	1,981
JP Morgan Chase Commercial Mortgage Securities Corp.
6.162% due 05/12/2034 (f)	2,000	2,104
6.465% due 11/15/2035 (f)	3,000	3,194
5.270% due 05/15/2041 (a)(b)	1,500	1,448
LB-UBS Commercial Mortgage Trust
4.853% due 09/15/2031 (f)	2,000	1,971
6.950% due 03/15/2034 (a)(b)	1,572	1,669
7.290% due 09/15/2034 (a)(f)	2,000	2,151
5.683% due 07/15/2035 (a)	1,500	1,446
Merrill Lynch Mortgage Investors, Inc.
7.232% due 02/15/2030 (b)(f)	2,000	2,090
6.930% due 12/15/2030 (b)	1,500	1,632
Morgan Stanley Capital I, Inc.
6.850% due 02/15/2020 (a)	1,000	1,012
7.695% due 10/03/2030 (a)	2,000	1,557
6.982% due 12/15/2031 (b)	200	211
7.657% due 04/30/2039 (a)(b)	2,000	2,110
Mortgage Capital Funding, Inc.
7.531% due 04/20/2007	1,000	1,030
Nationslink Funding Corp.
7.050% due 02/20/2008 (a)	2,000	2,032
7.105% due 01/20/2013 (a)	2,500	2,682
Prudential Securities Secured Financing Corp.
6.755% due 08/15/2011 (a)	2,000	2,116
Trizec Hahn Office Properties
7.604% due 05/15/2016 (a)	3,000	3,250
Wachovia Bank Commercial Mortgage Trust
5.338% due 01/15/2041 (a)(b)	1,500	1,453

		108,771

Hospitality 11.8%

Bear Stearns Commercial Mortgage Securities, Inc.
5.817% due 05/14/2016 (a)	1,500	1,515
Hilton Hotel Pool Trust
0.879% due 10/01/2016 (a)(b)(d)	32,443	923
Host Marriot Pool Trust
8.310% due 08/03/2009 (a)	2,000	2,152
Nomura Asset Capital Corp.
7.500% due 07/15/2013 (a)(f)	3,123	3,217
Office Portfolio Trust
6.778% due 02/01/2016 (a)	1,000	1,030
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009 (a)(f)	2,500	2,631
Times Square Hotel Trust
8.528% due 08/01/2026 (a)	3,753	4,422

		15,890

Multi-Family 8.4%

Commercial Capital Access One, Inc.
7.676% due 11/15/2028 (a)(b)	3,000	3,142

See accompanying notes  |  December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  11

Schedule of Investments (Cont.)

December 31, 2005

	Principal Amount (000s)	Value (000s)
Fannie Mae
8.112% due 12/25/2015 (a)(b)	$210	$215
18.213% due 12/25/2015 (a)(b)	874	879
9.375% due 04/01/2016	187	168
7.875% due 11/01/2018	22	19
5.237% due 07/01/2035 (f)	1,465	1,490
Federal Housing Administration
8.360% due 01/01/2012	224	226
7.500% due 12/01/2030	1,241	1,248
7.380% due 04/01/2041	2,428	2,429
Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024	1,509	1,561

		11,377

Healthcare 4.9%

Green Tree Recreational Equipment & Consumer Trust
6.715% due 02/01/2009 (a)	1,759	1,830
RMF Commercial Mortgage Pass-Through Certificates
7.072% due 01/15/2019 (a)	2,000	1,705
7.471% due 01/15/2019 (a)	1,000	260
8.920% due 01/15/2019 (a)(b)(c)	317	6
9.150% due 11/28/2027 (a)	3,047	2,805

		6,606

Other Mortgage-Backed Securities 8.0%

Continental Airlines, Inc.
6.545% due 08/02/2020	988	987
Denver Arena Trust
6.940% due 11/15/2019 (a)	1,535	1,558
First International Bank
10.119% due 04/15/2026 (b)	1,856	139
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue Bonds, Series 2003-A1
6.750% due 06/01/2039	1,000	1,120
LB Commercial Conduit Mortgage Trust
6.000% due 11/19/2035 (a)	5,000	5,055
Nextcard Credit Card Master Note Trust
9.454% due 12/15/2006 (a)(b)	1,000	88
Northwest Airlines, Inc.
7.575% due 03/01/2019	1,906	1,919
US Airways Group, Inc.
9.330% due 01/01/2049 (c)	633	5

		10,871

Total Commercial Mortgage-Backed Securities (Cost $155,774)		153,515

CORPORATE BONDS & NOTES 1.1%

Midwest Generation LLC
8.560% due 01/02/2016	662	721
TECO Energy, Inc.
7.500% due 06/15/2010	700	749

Total Corporate Bonds & Notes (Cost $1,360)		1,470

REAL ESTATE ASSET-BACKED SECURITIES 32.6%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	2,500	1,813
Conseco Finance Securitizations Corp.
7.960% due 02/01/2032	2,000	1,643
7.970% due 05/01/2032	1,000	791
CS First Boston Mortgage Securities Corp.
7.000% due 02/25/2033 (f)	1,641	1,653
Fannie Mae
8.500% due 07/01/2008	9	9
8.500% due 05/01/2009	3	3
8.000% due 07/01/2009 (f)	310	320
8.000% due 10/01/2010	24	25
6.057% due 07/01/2012 (f)	8,288	8,681
8.000% due 12/01/2012	2	2
8.000% due 06/01/2015	50	53
8.000% due 08/01/2015	35	38
8.500% due 05/01/2017	4	4
8.500% due 07/01/2017	7	7
8.500% due 08/01/2019	4	5
8.500% due 11/01/2019	3	4
8.500% due 01/01/2020	1	1
8.500% due 10/01/2020	6	6
6.930% due 09/01/2021 (f)	7,096	7,387
8.500% due 09/01/2021	101	109
8.500% due 12/01/2021	10	11
8.500% due 06/01/2022	38	42
8.500% due 09/01/2022 (f)	367	398
8.500% due 11/01/2025	15	16
8.500% due 01/01/2026	8	8
8.500% due 03/01/2029	7	8
8.500% due 04/01/2030	82	89
8.500% due 06/01/2030	94	102
8.500% due 11/01/2030	87	94
8.500% due 01/01/2031	104	113
8.500% due 04/01/2032	145	157
7.000% due 08/01/2033 (f)	235	246
7.000% due 10/01/2033 (f)	2,239	2,338
7.000% due 11/01/2033 (f)	736	768
6.000% due 11/01/2035	1,000	1,005
Freddie Mac
7.000% due 08/01/2007	22	23
7.000% due 12/01/2007	7	8
8.000% due 07/01/2010	10	11
7.000% due 09/01/2010	7	7
8.000% due 10/01/2010	10	10
7.000% due 11/01/2010	232	236
7.000% due 02/01/2011	21	22
8.000% due 06/01/2011	12	12
8.000% due 01/01/2012	6	6
8.000% due 05/01/2012	5	6
8.000% due 06/01/2012	10	11
7.000% due 07/01/2012	37	39
7.000% due 07/01/2013	240	249
7.000% due 12/01/2014	60	63

12  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
7.000% due 02/01/2015	$24	$25
8.000% due 05/01/2015	1	1
8.000% due 06/01/2015	1	1
7.000% due 09/01/2015	62	64
7.000% due 12/01/2015	1	1
7.000% due 03/01/2016	23	24
7.000% due 06/01/2016	76	79
7.000% due 07/01/2016	147	153
8.500% due 11/15/2021	982	1,044
6.080% due 08/01/2025 (b)	375	378
7.000% due 03/01/2031	167	174
7.000% due 10/01/2031	67	70
7.000% due 08/01/2032 (f)	1,118	1,164
Green Tree Financial Corp.
7.050% due 02/15/2027	922	802
6.810% due 12/01/2027	603	614
7.070% due 01/15/2029	203	209
6.220% due 03/01/2030	702	695
6.180% due 04/01/2030	173	170
6.530% due 02/01/2031	949	882
Greenpoint Manufactured Housing
8.300% due 10/15/2026	2,000	1,777
7.590% due 11/15/2028	145	149
Impac Secured Assets CMN Owner Trust
7.500% due 10/25/2031 (b)(f)	702	700
Keystone Owner Trust
9.000% due 01/25/2029 (a)(b)	840	849
Mego Mortgage Home Loan Trust
8.010% due 08/25/2023 (b)	106	105
Merrill Lynch Mortgage Investors, Inc.
4.526% due 08/25/2033 (b)	810	725
Oakwood Mortgage Investors, Inc.
4.599% due 05/15/2013 (b)	204	171
6.890% due 11/15/2032	1,000	285
Ocwen Residential MBS Corp.
6.801% due 06/25/2039 (a)(b)	884	697
7.000% due 10/25/2040 (a)	1,725	1,390
Salomon Brothers Mortgage Securities VII, Inc.
7.500% due 05/25/2026	15	15
Saxon Asset Securities Trust
8.640% due 09/25/2030	547	334
Structured Asset Investment Loan Trust
7.379% due 10/25/2033 (b)	500	504
UCFC Manufactured Housing Contract
7.900% due 01/15/2028 (c)	1,000	637
Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (a)	454	453

Total Real Estate Asset-Backed Securities (Cost $44,307)		43,993

SHORT-TERM INSTRUMENTS 3.1%

Commercial Paper 1.3%

Federal Home Loan Bank
3.350% due 01/03/2006	1,800	1,800

Repurchase Agreement 0.8%

State Street Bank
3.900% due 01/03/2006 (Dated 12/30/2005. Collateralized by Fannie Mae 5.250% due 06/15/2006 valued at $1,095. Repurchase proceeds are $1,073.)	1,073	1,073

U.S. Treasury Bills 1.0%

3.834% due 03/02/2006 - 03/16/2006 (g)(h)(i)	1,355	1,343

Total Short-Term Instruments (Cost $4,218)		4,216

Total Investments (e) 150.7% (Cost $205,659)		$203,194

Other Assets and Liabilities (Net) (50.7%)		(68,402)

Net Assets 100.0%		$134,792

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.
(b)	Variable rate security.
(c)	Security is in default.
(d)	Interest only security.
(e)	As of December 31, 2005, portfolio securities with an aggregate market value of $14,126 were valued with reference to securities whose prices are more readily obtainable.
(f)	On December 31, 2005, securities valued at $71,268 were pledged as collateral for reverse repurchase agreements.
(g)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(h)	Securities with an aggregate market value of $991 have been pledged as collateral for swap and swaption contracts on December 31, 2005.

See accompanying notes  |  December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  13

Schedule of Investments (Cont.)

December 31, 2005

(i)	Securities with an aggregate market value of $104 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond Futures	Short	03/2006	93	$(231)

(j)	Swap agreements outstanding on December 31, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	3-month USD-LIBOR	Pay	4.980%	09/29/2025	$28,000	$(197)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2025	30,500	(641)
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.240%	03/16/2025	40,000	1,073
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.010%	05/10/2025	20,000	(81)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.250%	06/15/2025	60,000	(1,343)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	06/15/2025	25,000	(548)
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.003%	08/15/2025	25,000	(55)
UBS Warburg LLC	3-month USD-LIBOR	Pay	4.955%	09/28/2025	20,000	(197)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	06/21/2026	20,000	(496)

						$(2,485)

14  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005  |  See accompanying notes

Notes to Financial Statements

December 31, 2005

1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Directors, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  15

Notes to Financial Statements (Cont.)

December 31, 2005

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowing by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the year ended December 31, 2005 was $67,785,426 at a weighted average interest rate of 3.44%.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

16  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security each time payment is received until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income on the Statement of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Manager Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment manager (the “Manager”) to the Fund, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  17

Notes to Financial Statements (Cont.)

December 31, 2005

Expenses. The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft fees; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund, and any counsel retained exclusively for their benefit; (vi) printing expense; (vii) proxy expense; (viii) legal fees; (ix) audit fees; (x) custodian fees; (xi) organization expenses; and (xii) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Director received an annual retainer of $6,000, plus $1,000 for each Board of Directors quarterly meeting attended, $250 for each Board of Directors committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,000. These expenses are allocated on a pro rata basis to the Fund according to its net assets. The Fund pays no compensation directly to any Director or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover”. The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$ 10,614	$3,729	$24,021	$12,112

5. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral
$ 186	$0	$(5,614)	$0	$(14,854)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures, wash sales, swaps and basis adjustments on interest-only securities.
(2)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

As of December 31, 2005, the Fund had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
2008	2009	2010	2011	2012
$ 3,418	$950	$1,498	$5,073	$3,915

18  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 205,970	$6,642	$(9,418)	$(2,776)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and basis adjustments on interest-only securities for federal income tax purposes.

The Fund made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$12,667	$0	$0
12/31/04	12,601	0	0

The Fund did not distribute capital gains during the fiscal year due to accumulated capital losses. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

6. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, and Allianz Funds, have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees of the PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds or the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a

December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  19

Notes to Financial Statements (Cont.)

December 31, 2005

hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser to any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. None of the aforementioned complaints alleges that any improper activity took place in the Fund. PIMCO believes that these developments will not have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services on behalf of the Fund.

20  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of PIMCO Commercial Mortgage Securities Trust, Inc. (hereinafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and cash flows for the year then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  21

*Privacy Policy (Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet web sites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

*	This Privacy Policy applies to the following entities: PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. (collectively, the “Funds”).

22  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005

Dividend Reinvestment Plan (Unaudited)

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. EquiServe acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  23

Dividend Reinvestment Plan (Unaudited) (Cont.)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by State Street Bank & Trust Co., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Commercial Mortgage Securities Trust, Inc.

c/o Computershare Trust Co., N.A.

250 Royall Street

Canton, MA 02021

Telephone: 1-800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to Computershare. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

24  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005

Management of the Fund (Unaudited)

The chart below identifies the Directors and Officers of the Fund. Each “interested” Director as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Directors of the Fund

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director

Brent R. Harris* 46 Chairman of the Board and Director	06/1993 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc., Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* 46 Director	11/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust. Formerly, Director and Managing Director, PIMCO; President, the Fund, PIMCO Funds, and PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg, S.A.	88	None

Independent Directors

E. Philip Cannon 65 Director	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis 71 Director	02/1995 to present	Private Investor; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan 66 Director	03/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy 67 Director	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “Interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Directors serve until their successors are duly elected and qualified

December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  25

Management of the Fund (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office *** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers of the Fund

Ernest L. Schmider 48 President	05/2005 to present	Managing Director, PIMCO.

Mohan V. Phansalkar 42 Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Jennifer E. Durham 35 Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Advsier examinations branch, U.S. Securities & Exchange Commission, Pacific Regional Office.

Daniel J. Ivascyn 36 Senior Vice President	11/2001 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

William C. Powers 48 Senior Vice President	07/1993 to present	Managing Director, PIMCO.

Jeffrey M. Sargent 42 Senior Vice President	06/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

William S. Thompson, Jr. 60 Senior Vice President	07/1993 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. 43 Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assisant General Counsel, The Dreyfus Corporation.

Henrik P. Larsen 35 Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Michael J. Willemsen 45 Vice President	02/1995 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn 59 Secretary	08/1995 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

John P. Hardaway 48 Treasurer	06/1993 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown 38 Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil 36 Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Fund are re-appointed annually by the Board of Directors.

26  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005

Approval of Renewal of Investment Management Agreement and Administrative Services Agreement (Unaudited)

On August 16, 2005, the Board of Directors (the “Board”) of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”), including a majority of the independent Directors, approved the renewal of the Fund’s Investment Management Agreement and Administrative Services Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Directors receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Fund’s investment performance and matters relating to fund operations, including the Fund’s compliance program, shareholder services, valuation, custody, and other information relating to the nature, extent and quality of services provided by PIMCO to the Fund. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Fund.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Fund counsel. The Board also received assistance and advice regarding applicable legal standards from Fund counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data, and a report prepared by PIMCO containing comparative performance and expense ratio information from Morningstar. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Directors alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO and its Personnel and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Directors informed about matters relevant to the Fund and its shareholders; and its attention to matters that may involve conflicts of interest with the Fund. The Board also considered the nature, extent, quality and cost of administrative services provided by PIMCO to the Fund under the Agreements and the terms of the Agreements. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Fund and its shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Fund relative to its peer group and relevant index for the one-, three-, five- and ten-year periods ended June 30, 2005. In considering the Fund’s performance, the Board considered reports prepared by Lipper and PIMCO. The Board noted that shares of the Fund had generally been trading at a premium for the past five years. The Board also noted that for the six month and one-, three-, five- and ten-year periods, the Fund had beaten its benchmark index based both on its NAV and market price.

December 31, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  27

Approval of Renewal of Investment Management Agreement and Administrative Services Agreement (Unaudited) (Cont.)

The Board also noted that the Fund had generally and fairly consistently outperformed most of its peer group funds, and consistently outperformed its peer group average. The Board determined that the Fund’s investment performance was strong, and concluded that PIMCO’s performance record in managing the Fund indicates that its continued management is likely to benefit the Fund and its shareholders.

4. Advisory Fees and Administrative Fees

PIMCO reported to the Board that, in proposing fees for the Fund, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors.

The Board considered the services to be provided under the Agreements and the advisory and administrative fees. With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield. The Board compared the Fund’s total expenses to other funds in the Expense Group provided by Lipper and PIMCO and found the Fund’s total expenses to be reasonable. The Board noted that although the Fund’s expense ratio was slightly higher than its peer group average, it was lower than many of the comparative funds. PIMCO does not manage any separate accounts with a similar investment strategy to the Fund; therefore the Board could not consider the fees charged by PIMCO to comparable separate accounts. The board noted that the Fund’s fees were lower than those for the other closed-end fund PIMCO manages. The Board concluded that the Fund’s advisory and administrative fees were reasonable in relation to the value of the services provided.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Fund, is reasonable and renewal of the Agreements will likely benefit the Fund and its shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Fund as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that, as a closed-end fund, the Fund was not expected to materially increase in size. The Board also noted that although the Fund’s Investment Management Agreement does not contain breakpoints, advisory agreements for closed-end funds generally do not contain breakpoints.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Fund, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Fund. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Fund by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Fund, and that the renewal of the Agreements was in the best interests of the Fund and its shareholders.

28  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2005

OTHER INFORMATION

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

Computershare Trust Co., N.A.

250 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3674-AR-06

Item 2.

Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Directors has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2005	$18,900
	December 31, 2004	$20,788

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2005	$9,350
	December 31, 2004	$6,565

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2005	$1,750
	December 31, 2004	$2,010

(d)	Fiscal Year Ended	All Other Fees
	December 31, 2005	$—
	December 31, 2004	$—

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the PIMCO Commercial Mortgage Securities Trust, Inc (the “Fund”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Fund for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders.

(2) Includes aggregate fees billed for review of the registrant’s tax returns.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2005	December 31, 2004
PIMCO Commercial Mortgage Securities Trust, Inc.	$11,100	$8,575
PIMCO	$407,032	$186,454

Totals	$418,132	$195,029

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon; Vern O. Curtis; J. Michael Hagan; William J. Popejoy

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the registrant as the policies and procedures that PIMCO will use when voting proxies on behalf of the registrant. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the registrant, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the registrant and its shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the registrant. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the registrant. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the registrant’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the registrant engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Daniel J. Ivascyn and William C. Powers, as co-portfolio managers, are jointly responsible for the day-to-day management of the Fund. The table below provides information about the portfolio managers.

Co-Portfolio Manager	Since	Recent Professional Experience
Daniel J. Ivascyn	9/01	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1998, and is a member of PIMCO’s mortgage and ABS team.

William C. Powers	10/02	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1991, and is a senior member of PIMCO’s portfolio management and strategy group, specializing in mortgage-backed securities.

Other Accounts Managed

Messrs. Ivascyn and Powers also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2005: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Portfolio Manager		Number of All Accounts	Total Assets of All Accounts (in millions)
Daniel J. Ivascyn
	Registered Investment Companies	3	$835
	Registered Investment Companies with Performance-Based Advisory Fees	None	None
	Other Pooled Investment Vehicles	2	$413
	Other Pooled Investment Vehicles with Performance-Based Advisory Fees	None	None
	Other Accounts	5	$3,283
	Other Accounts with Performance-Based Advisory Fees	None	None

William C. Powers
	Registered Investment Companies	1	$505
	Registered Investment Companies with Performance-Based Advisory Fees	None	None
	Other Pooled Investment Vehicles	11	$1,213
	Other Pooled Investment Vehicles with Performance-Based Advisory Fees	4	$988
	Other Accounts	34	$8,615
	Other Accounts with Performance-Based Advisory Fees	10	$6,725

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index as the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. The portfolio managers may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio managers in that the portfolio managers may have an incentive to allocate the investment opportunities that they believe might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including the portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. Mr. Ivascyn’s compensation consists of a base salary, a bonus, and may include a retention bonus. Mr. Powers, as a Managing Director of PIMCO, receives a base salary and also receives compensation from PIMCO’s profits. Certain employees of PIMCO, including the portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include the portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Mr. Ivascyn is entitled to receive bonuses, which may be significantly more than his base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are mutually agreed upon annually by Mr. Ivascyn and his manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for Mr. Ivascyn:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted pre-tax investment performance as judged against the applicable benchmarks for each account managed by Mr. Ivascyn, including the Fund (which is benchmarked against the Lehman Brothers Aggregate Bond Index), and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by Mr. Ivascyn;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by Mr. Ivascyn;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

Each portfolio managers’ compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. The portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Mr. Ivascyn, as an Executive Vice President of PIMCO, receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including the portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, Mr. Powers, as a Managing Director of PIMCO, receives compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Mr. Powers, as a Managing Director, receives an amount determined by the Managing Director Compensation Committee, based upon his overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given to the Managing Director or member of executive management.

Mr. Powers, as a Managing Director, also has a long-term employment contract, which guarantees severance payments in the event of involuntary termination of his employment with PIMCO.

Securities Ownership

The table below shows the dollar range of shares of the Fund beneficially owned as of December 31, 2005, by each portfolio manager of the Fund.

Portfolio Manager	Dollar Range of Shares Owned
Daniel J. Ivascyn	None
William C. Powers	$10,001-$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs*	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1, 2005 - July 31, 2005)	4,711.03	$13.57	4,711.03(1)	N/A
Month #2 (August 1, 2005 - August 31, 2005)	4,762.27	$13.46	4,762.27(1)	N/A
Month #3 (September 1, 2005 - September 30, 2005)	4,624.11	$13.62	4,624.11(1)	N/A
Month #4 (October 1, 2005 - October 31, 2005)	4,581.51	$13.32	4,581.51(1)	N/A
Month #5 (November 1, 2005 - November 30, 2005)	4,571.48	$13.33	4,571.48(1)	N/A
Month #6 (December 1, 2005 - December 31, 2005)	4,455.99	$13.45	4,455.99(1)	N/A
Total	27,706.40			N/A

*	Shares purchased include purchases made at NAV as well as open market by the agent of the Fund’s Dividend Reinvestment

Plan pursuant to such plan.
(1) Purchased from original issue at 95% of market price.

Item 10.	Submission of Matters to a Vote of Security Holders—Not applicable.

Item 11.	Controls and Procedures

(a)	The principal executive officer and principal financial officer of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Exhibit 99. CODE—Certifications pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Commercial Mortgage Securities Trust, Inc.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	March 9, 2006

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	March 9, 2006